Evergreen

EVERGREEN VA GROWTH AND INCOME FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA Growth and Income Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Growth and Income Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Growth and Income Fund
Fund at a Glance as of June 30, 2002

“We believe the prospects for an economic recovery are positive and expect favorable year-over-year earnings comparisons by the end of the third quarter. In rebuilding the portfolio, we have focused on diversification, income and on reasonable valuation. We believe that the portfolio is well positioned for growth when the market improves.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team and Value Equity Team

Lead Manager: Walter T. McCormick, CFA

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

6-month return	-5.69%

Average Annual Returns

1 year	-11.82%

5 year	3.44%

Since Portfolio Inception	8.17%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth and Income Fund,1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Growth and Income Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended June 30, 2002, the fund had a total return of -5.69%. During the same period, the fund’s benchmark, the Russell 1000 Value Index returned -4.78%. The fund significantly outperformed the median return of the funds in the Lipper variable annuity multi cap core funds category, which returned -11.71%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$59,418,919

Number of Holdings	194

P/E Ratio	20.8x

What was the investment environment like during the period?

The six-month period was a difficult environment for stocks, as lackluster corporate profits, geopolitical concerns and issues surrounding corporate auditing had a negative impact on the market. Early in the period, economic growth was strong, and gross domestic product (GDP) rose at a 6.1% annual rate for the first quarter of 2002. As the period progressed, however, economic data was mixed, and investors became concerned that corporate earnings growth would fail to sustain stock valuations. Against this backdrop, several corporations restated their earnings for previous years, striking a blow to investor confidence. During the last three months of the period, stock prices spiraled downward reflecting the uncertainty that dominated market sentiment.

A new manager took over the large cap portion of the fund during the period. Has this affected the fund’s strategy?

We maintained our basic investment approach of pursuing consistent, superior total return with only moderate risk. About 60% of the portfolio assets were invested in large cap value stocks, and about 40% were in multi cap value stocks. We remained focused on companies with the potential for consistent and sustainable earnings and dividend growth. We seek to invest in companies with attractive stock valuations, growing earnings and improving operating performance.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Financials	25.3%

Consumer Discretionary	14.0%

Industrials	12.4%

Energy	10.1%

Information Technology	9.4%

How did value stocks perform during the six months?

Like all stocks, value stocks were affected by the downward trend of the market. However, value stocks declined less than growth stocks and small and mid cap value stocks did better than large cap value stocks.

What were the biggest changes you made?

We focused on portfolio consolidation. We reduced the number of holdings from 223 to 193 companies, eliminating those with deteriorating fundamentals. Some of the companies we sold were: Parametric Technology, Excel Energy, Adobe Systems, Rational Software and Adelphia Communications.

We restructured the portfolio in a more balanced configuration. As a result, the fund now has a mix of companies -- some from relatively stable sectors that have solid, consistent patterns to their earnings, and some that are cyclically sensitive (those that have the potential to benefit from an economic recovery). In taking this approach, we added better quality names in a number of industries. Some of our stable sector picks included companies in the consumer staples area, such as Kraft Foods, Conagra and Carolina Group. In selecting stocks that we believe are levered to an economic recovery, we built positions in the consumer discretionary sector, such as Family Dollar, Toys“R”Us and Mohawk Industries. We also invested in Lyondell Chemical, a large cap chemical company, which we believe is poised for a significant rebound in earnings. In the healthcare sector, we favored service-oriented companies, such as Cigna and LifePoint Hospitals.

EVERGREEN
VA Growth and Income Fund
Portfolio Manager Interview

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Exxon Mobil Corp.	2.4%

Freddie Mac	1.8%

Wells Fargo & Co.	1.6%

BP Amoco Plc, ADR	1.6%

Microsoft Corp.	1.5%

Lockheed Martin Corp.	1.5%

Donaldson Co., Inc.	1.5%

McGraw-Hill Companies, Inc.	1.3%

Johnson & Johnson Co.	1.3%

Duke Weeks Realty Corp.	1.2%

What companies contributed to performance?

Defensive stocks, such as Lockheed Martin Corporation and General Dynamics, aided the fund’s return. Financial stocks also helped performance. Because the housing industry has remained strong throughout the economic downturn, the portfolio benefited from its investment in Toll Brothers, a home building company. Energy companies, such as Exxon Mobil and Devon Energy, a gas producer, also contributed to performance. The disappointments in the fund included some healthcare companies and technology stocks.

What is your outlook for the next six months?

We are proceeding with caution and expect the stock market to trade in a narrow range, at least over the short term. We believe the prospects for an economic recovery are positive and expect favorable year-over-year earnings comparisons by the end of the third quarter. In rebuilding the portfolio, we have focused on diversification, income and on reasonable valuation. We believe that the portfolio is well positioned for growth when the market improves.

EVERGREEN
VA Growth and Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999[1]	1998[1]	1997[1]

Net asset value, beginning of period	$ 14.19	$ 16.46	$ 17.44	$ 15.58	$ 15.29	$ 11.83

Income from investment operations

Net investment income	0.06	0.06	0.02	0.07	0.16	0.08

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.87)	(2.07)	(0.07)	2.74	0.56	4.01

Total from investment operations	(0.81)	(2.01)	(0.05)	2.81	0.72	4.09

Distributions to shareholders from

Net investment income	0 2	(0.06)	(0.02)	(0.06)	(0.13)	(0.07)

Net realized gains	0 2	(0.20)	(0.91)	(0.89)	(0.30)	(0.56)

Total distributions to shareholders	0	(0.26)	(0.93)	(0.95)	(0.43)	(0.63)

Net asset value, end of period	$ 13.38	$ 14.19	$ 16.46	$ 17.44	$ 15.58	$ 15.29

Total return[3]	(5.69%)	(12.16%)	(0.30%)	18.57%	4.77%	34.66%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 59,419	$ 66,619	$ 85,645	$ 84,067	$ 60,576	$ 31,088

Ratios to average net assets

Expenses[4]	0.92%[5]	0.95%	1.01%	1.01%	1.01%	1.01%

Net investment income	0.83%[5]	0.41%	0.10%	0.44%	1.02%	0.59%

Portfolio turnover rate	29%	30%	53%	66%	13%	18%

1. Net investment income is based on average shares outstanding during the period.

2. Amount represents less than $0.01 per share.

3. Total return does not reflect charges attributable to your insurance company’s separate account.

4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Growth and Income Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 93.0%
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 1.0%
Delphi Automotive Systems Corp.	9,000	$ 118,800
Johnson Controls, Inc.	4,200	342,762
Superior Industries International, Inc.	2,600	120,250
581,812
Automobiles - 0.1%
Ford Motor Co.	3,000	48,000
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp., Class A	9,000	249,210
Hilton Hotels Corp.	10,000	139,000
388,210
Household Durables - 0.6%
Black & Decker Corp.	2,000	96,400
Mohawk Industries, Inc. *	4,000	246,120
342,520
Leisure Equipment & Products - 0.8%
Brunswick Corp. (p)	11,000	308,000
Eastman Kodak Co. (p)	6,100	177,937
485,937
Media - 7.9%
AOL Time Warner, Inc. *	15,000	220,650
Charter Communications, Inc. (p)	72,000	293,760
Clear Channel Communications, Inc. *	7,229	231,472
Comcast Cable Communications Corp., Class A	1,700	40,528
Cox Radio, Inc., Class A *	6,000	144,600
Echostar Communications Corp., Class A	3,000	55,680
Emmis Broadcasting Corp., Class A	13,900	294,541
Fox Entertainment Group, Inc.	16,400	356,700
Gaylord Entertainment Co.	24,000	529,200
Getty Images, Inc. (p)	12,000	261,240
Lamar Advertising Co., Class A	1,000	37,210
McGraw-Hill Companies, Inc.	13,200	788,040
New York Times Co., Class A	12,100	623,150
Univision Communications, Inc., Class A * (p)	10,400	326,560
Viacom, Inc., Class A * (p)	9,000	400,140
Viacom, Inc., Class B *	2,000	88,740
4,692,211
Multi-line Retail - 1.3%
Costco Wholesale Corp. *	3,000	115,860
Family Dollar Stores, Inc.	5,300	186,825
Target Corp.	2,200	83,820
Wal-Mart Stores, Inc.	7,100	390,571
777,076

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.1%
Gap, Inc.	100	$ 1,420
Limited, Inc. (p)	22,880	487,344
Toys 'R Us, Inc. *	2,800	143,640
632,404
Textiles & Apparel - 0.3%
Nike, Inc., Class B	4,000	214,600
CONSUMER STAPLES - 3.7%
Beverages - 1.1%
Anheuser-Busch Companies, Inc.	4,400	220,000
Coca-Cola Co.	4,500	252,000
Pepsi Bottling Group, Inc.	5,600	172,480
644,480
Food Products - 0.9%
ConAgra, Inc.	5,700	157,605
H.J. Heinz Co.	2,700	110,970
Kraft Foods, Inc., Class A	7,117	291,441
560,016
Personal Products - 1.0%
Estee Lauder Companies, Inc., Class A	16,200	570,240
Tobacco - 0.7%
Loews Corp. - Carolina Group *	8,800	238,040
Philip Morris Companies, Inc.	4,600	200,928
438,968
ENERGY - 9.4%
Energy Equipment & Services - 0.8%
Schlumberger, Ltd.	6,200	288,300
Weatherford International, Ltd. *	4,100	177,120
465,420
Oil & Gas - 8.6%
BP Amoco Plc, ADR	18,464	932,247
Burlington Resources, Inc.	18,550	704,900
Conoco, Inc.	9,984	277,555
Devon Energy Corp.	6,100	300,608
Exxon Mobil Corp.	34,300	1,403,556
Houston Exploration Co.	4,200	121,800
Kerr-McGee Corp.	12,290	658,130
Murphy Oil Corp.	2,800	231,000
Phillips Petroleum Co.	8,240	485,171
5,114,967
FINANCIALS - 23.8%
Banks - 10.3%
AmSouth Bancorp	10,000	223,800
Astoria Financial Corp.	8,000	256,400
Bank Hawaii Corp.	10,600	296,800
Bank of America Corp.	8,100	569,916

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
Bank United Corp.	13,700	$ 1,233
BSB Bancorp, Inc.	17,400	464,232
FleetBoston Financial Corp.	3,900	126,165
Greater Bay Bancorp (p)	9,200	282,992
Mellon Financial Corp.	21,500	675,745
North Fork Bancorp, Inc.	7,000	278,670
PNC Financial Services Group	2,900	151,612
SouthTrust Corp.	16,200	423,144
U.S. Bancorp	10,246	239,244
Washington Mutual, Inc.	17,050	632,726
Wells Fargo & Co.	19,122	957,247
Wilmington Trust Corp.	18,400	561,200
6,141,126
Diversified Financials - 8.1%
American Express Co.	5,400	196,128
Capital One Financial Corp.	5,400	261,090
Citigroup, Inc.	18,733	725,904
Fannie Mae	6,100	449,875
Freddie Mac	17,300	1,058,760
GATX Corp. (p)	2,000	60,200
J.P. Morgan Chase & Co.	6,900	234,048
Legg Mason, Inc. (p)	11,000	542,740
Merrill Lynch & Co., Inc.	6,500	263,250
State Street Corp.	9,000	402,300
T. Rowe Price Group, Inc.	19,000	624,720
4,819,015
Insurance - 2.6%
Ace, Ltd.	2,700	85,320
AMBAC Financial Group, Inc.	3,950	265,440
American International Group, Inc.	7,214	492,211
Chubb Corp.	2,000	141,600
CIGNA Corp.	1,300	126,646
Hartford Financial Services Group, Inc.	5,000	297,350
Travelers Property Casualty Corp., Class A *	5,900	104,430
1,512,997
Real Estate - 2.8%
Boston Properties, Inc. REIT	11,000	439,450
Duke Weeks Realty Corp. REIT	25,460	737,067
Equity Office Properties Trust REIT	4,400	132,440
Kimco Realty Corp. REIT	3,900	130,611
Weingarten Realty Investors REIT	7,000	247,800
1,687,368
HEALTH CARE - 7.8%
Biotechnology - 0.5%
Gilead Sciences, Inc. (p)	7,000	230,160
Immunex Corp. * (p)	2,000	44,680
274,840

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.8%
Apogent Technology, Inc.	11,100	$ 228,327
Applera Corp.	7,525	146,662
Baxter International, Inc.	4,300	191,135
Beckman Coulter, Inc.	2,700	134,730
Becton Dickinson & Co.	5,800	199,810
Guidant Corp. *	5,000	151,150
1,051,814
Health Care Providers & Services - 1.1%
Anthem, Inc.	5,600	427,712
Cardinal Health, Inc.	3,682	226,112
653,824
Pharmaceuticals - 4.4%
Abbott Laboratories	13,000	489,450
Bristol-Myers Squibb Co.	10,600	272,420
Eli Lilly & Co.	2,100	118,440
Johnson & Johnson Co.	14,540	759,860
Pfizer, Inc.	3,600	126,000
Pharmaceutical Resources, Inc. *	4,700	130,566
Pharmacia Corp.	4,750	177,888
Wyeth	11,000	563,200
2,637,824
INDUSTRIALS - 11.9%
Aerospace & Defense - 4.2%
Boeing Co.	3,500	157,500
General Dynamics Corp.	4,000	425,400
Honeywell International, Inc.	14,000	493,220
Lockheed Martin Corp.	12,900	896,550
Northrop Grumman Corp.	2,800	350,000
United Technologies Corp.	2,300	156,170
2,478,840
Air Freight & Couriers - 1.8%
CNF Transportation, Inc.	2,500	94,950
Expeditors International of Washington, Inc.	22,000	729,520
United Parcel Service, Inc., Class B	4,000	247,000
1,071,470
Building Products - 1.2%
Masco Corp.	15,000	406,650
Toll Brothers, Inc. *	10,200	298,860
705,510
Commercial Services & Supplies - 1.1%
Certegy, Inc.	5,500	204,105
Equifax, Inc.	11,000	297,000
Waste Management, Inc.	6,500	169,325
670,430

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 0.4%
Jacobs Engineering Group, Inc. (p)	6,600	$ 229,548
Electrical Equipment - 0.2%
Emerson Electric Co.	1,900	101,669
Industrial Conglomerates - 0.8%
General Electric Co.	17,024	494,547
Machinery - 0.8%
Caterpillar, Inc.	2,400	117,480
Deere & Co.	2,400	114,960
Dover Corp.	7,200	252,000
484,440
Road & Rail - 1.4%
Kansas City Southern Industries, Inc.	11,500	195,500
Union Pacific Corp.	10,200	645,456
840,956
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 1.4%
3Com Corp.	20,750	91,300
Cisco Systems, Inc. *	27,448	382,900
Motorola, Inc.	25,136	362,461
836,661
Computers & Peripherals - 1.2%
Dell Computer Corp. *	8,100	211,734
Hewlett-Packard Co.	7,500	114,600
International Business Machines Corp.	5,000	360,000
686,334
Electronic Equipment & Instruments - 0.4%
Jabil Circuit, Inc. *	12,200	257,542
IT Consulting & Services - 0.6%
Affiliated Computer Services, Inc., Class A *	2,000	94,960
Computer Sciences Corp. *	5,800	277,240
372,200
Semiconductor Equipment & Products - 2.6%
Altera Corp. *	18,400	250,240
Applied Materials, Inc. *	3,800	72,276
Intel Corp.	18,600	339,822
KLA-Tencor Corp. * (p)	12,000	527,880
Micron Technology, Inc. *	6,700	135,474
Texas Instruments, Inc.	8,950	212,115
1,537,807
Software - 3.2%
Intuit, Inc. *	2,000	99,440
Microsoft Corp. *	16,800	918,960
National Instruments Corp.	12,000	390,720
Oracle Corp. *	49,900	472,553
1,881,673

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
MATERIALS - 8.0%
Chemicals - 5.4%
Albemarle Corp.	8,800	$ 270,600
Donaldson Co., Inc.	25,000	876,000
Engelhard Corp.	21,000	594,720
IMC Global, Inc.	22,000	275,000
Lyondell Chemical Co.	41,000	619,100
PPG Industries, Inc.	5,200	321,880
Rohm & Haas Co.	5,800	234,842
3,192,142
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	5,300	206,700
Containers & Packaging - 0.6%
AptarGroup, Inc.	12,000	369,000
Metals & Mining - 0.4%
Phelps Dodge Corp.	6,300	259,560
Paper & Forest Products - 1.2%
Deltic Timber Corp.	6,000	206,880
Weyerhaeuser Co.	8,300	529,955
736,835
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.7%
ALLTEL Corp.	10,000	477,392
Centurytel, Inc.	4,000	118,000
L-3 Communications Holdings, Inc. (p)	12,100	653,400
SBC Communications, Inc.	2,000	61,000
Verizon Communications, Inc.	7,000	281,050
1,590,842
Wireless Telecommunications Services - 0.1%
AT&T Wireless Services, Inc. *	12,054	70,516
UTILITIES - 2.5%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	4,800	192,096
Cinergy Corp.	7,300	262,727
Dominion Resources, Inc.	2,300	152,260
Keyspan Corp.	2,800	146,160
TXU Corp.	8,100	413,595
1,166,838
Gas Utilities - 0.5%
Sempra Energy	13,500	303,896
Total Common Stocks		55,281,625

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 3.1%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
General Motors Corp., Ser. A, 4.50%, 03/06/2032	5,700	$ 147,288
ENERGY - 0.7%
Energy Equipment & Services - 0.7%
DTE Energy Co., 8.75%, 08/16/2005	15,000	393,750
FINANCIALS - 1.5%
Banks - 0.3%
National Australia Bank, Ltd., 7.875%, 12/31/2049	4,600	160,770
Diversified Financials - 0.4%
Ford Motor Co. Capital Trust (exchangeable for Ford Motor Co. Common Stock), 6.50%, 01/15/2032	1,700	95,625
Gabelli Asset Management, Inc., 6.95%, 02/17/2005 PRIDES	6,500	154,700
250,325
Insurance - 0.8%
Prudential Financial, Inc., 6.75%, 11/15/2004	4,845	279,072
Travelers Property Casualty Corp., 4.50%, 04/15/2032	8,000	188,880
467,952
INDUSTRIALS - 0.2%
Road & Rail - 0.2%
Union Pacific Capital Trust (exchangeable for Union Pacific Corp. Common Stock), 6.25%, 4/01/2028	2,600	134,550
MATERIALS - 0.4%
Metals & Mining - 0.4%
Phelps Dodge Corp., 6.75%, 08/15/2005	2,400	253,200
UTILITIES - 0.1%
Electric Utilities - 0.1%
FPL Group, Inc., 8.00%, 02/16/2006	1,100	57,860
Total Convertible Preferred Stocks		1,865,695
PREFERRED STOCKS - 0.0%
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Fresenius National Medical Care, Inc., Ser. D	3,500	273

	Principal Amount

CONVERTIBLE DEBENTURES - 0.7%
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Lifepoint Hospitals, Inc., 4.50%, 06/01/2009 144A	$223,000	231,920
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
First Data Corp., 2.00%, 03/01/2008	140,000	159,425
Total Convertible Debentures		391,345

EVERGREEN
VA Growth and Income Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 11.7%
MUTUAL FUND SHARES - 11.7%
Evergreen Institutional U.S. Government Money Market Fund (o)	2,475,190	$ 2,475,190
Navigator Prime Portfolio (pp)	4,458,484	4,458,484
Total Short-Term Investments		6,933,674
Total Investments - (cost $64,083,630) - 108.5%		64,472,612
Other Assets and Liabilities - (8.5%)		(5,053,693)
Net Assets - 100.0%		$ 59,418,919

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
PRIDES	Preferred Redeemable Increased Dividend Equity Securities
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN
VA Growth and Income Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 64,083,630
Net unrealized gains on securities	388,982

Market value of securities	64,472,612
Receivable for securities sold	115,244
Dividends and interest receivable	82,862

Total assets	64,670,718

Liabilities
Payable for securities purchased	759,932
Payable for securities on loan	4,458,484
Advisory fee payable	3,651
Due to other related parties	487
Accrued expenses and other liabilities	29,245

Total liabilities	5,251,799

Net assets	$ 59,418,919

Net assets represented by
Paid-in capital	$ 64,608,905
Undistributed net investment income	263,472
Accumulated net realized losses on securities and foreign currency related transactions	(5,842,440)
Net unrealized gains on securities	388,982

Total net assets	$ 59,418,919

Shares outstanding	4,439,605

Net asset value per share	$ 13.38

See Notes to Financial Statements.

EVERGREEN
VA Growth and Income Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends (net of foreign witholding taxes of $1,841)	$ 492,587
Interest	69,730

Total investment income	562,317

Expenses
Advisory fee	241,429
Administrative services fees	32,191
Transfer agent fee	146
Trustees’ fees and expenses	1,440
Printing and postage expenses	8,550
Custodian fee	6,754
Professional fees	5,001
Other	1,599

Total expenses	297,110
Less: Expense reductions	(672)

Net expenses	296,438

Net investment income	265,879

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on securities	(3,640,245)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(201,054)

Net realized and unrealized losses on securities and foreign currency related transactions	(3,841,299)

Net decrease in net assets resulting from operations	$ (3,575,420)

See Notes to Financial Statements.

EVERGREEN
VA Growth and Income Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 265,879	$ 301,788
Net realized losses on securities and foreign currency related transactions	(3,640,245)	(2,179,305)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(201,054)	(8,644,647)

Net decrease in net assets resulting from operations	(3,575,420)	(10,522,164)

Distributions to shareholders from
Net investment income	(11,027)	(286,594)
Net realized gains	(3,216)	(999,973)

Total distributions to shareholders	(14,243)	(1,286,567)

Capital share transactions
Proceeds from shares sold	981,084	2,093,844
Payment for shares redeemed	(4,605,617)	(10,598,187)
Net asset value of shares issued in reinvestment of distributions	14,244	1,286,568

Net decrease in net assets resulting from capital share transactions	(3,610,289)	(7,217,775)

Total decrease in net assets	(7,199,952)	(19,026,506)
Net assets
Beginning of period	66,618,871	85,645,377

End of period	$ 59,418,919	$ 66,618,871

Undistributed net investment income	$ 263,472	$ 8,620

Other Information:
Share increase (decrease)
Shares sold	68,488	138,255
Shares redeemed	(323,911)	(743,443)
Shares issued in reinvestment of distributions	962	94,506

Net decrease in shares	(254,461)	(510,682)

See Notes to Financial Statements.

EVERGREEN
VA Growth and Income Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen VA Growth and Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

D. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

EVERGREEN
VA Growth and Income Fund
Notes to Financial Statements (Unaudited) (continued)

E. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.75% and declining to 0.70% per annum as net assets increase, to the average daily assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $9,389 to First Union Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $18,036,315and $20,167,365, respectively, for the six months ended June 30, 2002.

The Fund loaned securities during the six months ended June 30, 2002 to certain brokers. At June 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $4,282,832 and $4,458,484, respectively. During the six months ended June 30, 2002, the Fund earned $15,083 in income from securities lending.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $64,083,630. The gross unrealized appreciation and depreciation on securities based on that cost was $8,018,247 and $7,629,265, respectively, with a net unrealized appreciation of $388,982.

For income tax purposes, capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October capital and currency losses of $2,194,631 and $658, respectively.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $672 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

EVERGREEN
VA Growth and Income Fund
Notes to Financial Statements (Unaudited) (continued)

7. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

8. CONCENTRATION OF RISK

Investment in a fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a fund that invests its assets in numerous sectors or industries. The fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

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Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

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Money Market funds invest in short-term money market instruments with a high degree of liquidity.

* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558958 8/2002

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For more information
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034